                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:                 NATIONAL STEEL CORPORATION, ET AL.
                           ----------------------------------

CASE NO:                   02-08697 THROUGH 02-08738
                           -------------------------


                      DECLARATION UNDER PENALTY OF PERJURY
                      ------------------------------------

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           /s/ Kirk A. Sobecki
                                           -------------------------------------
                                           For the Debtor In Possession

                                           Kirk A. Sobecki
                                           Senior Vice President and Chief
                                           Financial Officer

DATED: May 23, 2002
       -------------------

                                                                    Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
March 6, 2002 to April 30, 2002

I.       National Steel Corporation Unaudited Combined Financial Statements
    A. Combined Statements of Operations for the twenty-five day period ended March 31, 2002 and for the month ended April 30, 2002
    B.   Combined Balance Sheets as of March 31, 2002 and April 30, 2002
    C. Combined Statements of Cash Flows for the twenty-five day period ended March 31, 2002 and for the month ended April 30, 2002
    D.   Notes Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
COMBINED STATEMENTS OF OPERATIONS
(In Millions of Dollars, Except Share Amounts)
(Unaudited)


                                                                         Period
                                                                          March 6       Month Ended
                                                                       to March 31,      April 30,
                                                                           2002             2002
                                                                     --------------    --------------
Net Sales                                                             $  186.8           $  207.3

Cost of products sold                                                    178.2              204.9
Selling, general and administrative expense                                9.8                8.7
Depreciation                                                              11.2               13.1
Equity (income) loss of affiliates                                        (0.2)              (0.4)
                                                                     --------------    --------------
    Loss from Operations before Reorganization Items                     (12.2)             (19.0)

Reorganization items                                                       7.2                1.3
Financing costs                                                            1.5                1.4
                                                                     --------------    --------------
    Loss before Income Taxes                                             (20.9)             (21.7)

Income tax expense (credit)                                              (53.2)               0.1
                                                                     --------------    --------------

Net Income (Loss)                                                     $   32.3           $  (21.8)
                                                                     ==============    ==============

See notes to combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEETS
(In Millions of Dollars, Except Share Amounts)
(Unaudited)

                                                          March 31,        April 30
                                                            2002             2002
                                                        ------------    -------------
ASSETS

Current assets
    Cash and cash equivalents                             $   14.3         $    2.1
    Receivables--net                                         239.4            233.0
    Inventories--net                                         322.6            305.8
    Deferred tax assets                                        3.2              3.2
    Other                                                     19.6             26.0
                                                        ------------   --------------
       Total current assets                                  599.1            570.1
Investments in affiliated companies                           15.6             15.8
Property, plant and equipment, net                         1,336.1          1,323.7
Deferred tax assets                                           44.5             44.5
Intangible pension asset                                     126.0            126.0
Other assets                                                 100.4             98.8
                                                        ------------   --------------
                                                          $2,221.7         $2,178.9
                                                        ============   ==============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities

    Accounts payable                                      $   57.1         $   69.3
    Salaries, wages, benefits and related taxes               31.2             37.1
    Property taxes                                             6.0              8.0
    Income taxes                                               0.1              0.1
    Other accrued liabilities                                 27.1             41.6
                                                        ------------   --------------
       Total current liabilities                             121.5            156.1

Debtor-in-possession financing                                74.4            126.1
Other long-term liabilities                                    0.4              0.4

Liabilities subject to compromise                          2,351.1          2,243.8

Stockholders' deficit
    Common Stock - par value $.01:
     Class A - authorized 30,000,000 shares, issued
      and outstanding 22,100,000                               0.2              0.2
     Class B - authorized 65,000,000 shares; issued
      21,188,240; outstanding 19,188,240                       0.2              0.2
Additional paid-in-capital                                   491.8            491.8
Retained deficit                                            (425.1)          (446.9)
Treasury stock, at cost:  2,000,000 shares                   (16.3)           (16.3)
Accumulated other comprehensive loss:
    Unrealized loss on derivative instruments                 (0.2)            (0.2)
    Minimum pension liability                               (376.3)          (376.3)
                                                        ------------   --------------
    Total stockholders' deficit                             (325.7)          (347.5)
                                                        ------------   --------------
                                                          $2,221.7         $2,178.9
                                                        ============   ==============

See notes to combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENTS OF CASH FLOWS
(In Millions of Dollars, Except Share Amounts)
(Unaudited)

                                                                         Period of
                                                                          March 6          Month Ended
                                                                       to March 31,          April 30,
                                                                           2002                2002
                                                                       ------------        -------------
Cash Flows from Operating Activities
Net income (loss)                                                        $   32.3            $  (21.8)
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
       Depreciation                                                          11.2                13.1
       Reorganization items                                                   7.2                 1.3
Changes in assets and liabilities:
       Receivables--trade                                                   (50.6)                6.4
       Receivables--allowance                                                 5.3                  --
       Inventories                                                           18.9                16.8
       Accounts payable                                                      86.7                14.0
       Pension liability (net of change in intangible
         pension asset)                                                       2.5                 3.1
       Postretirement benefits                                                3.5                 1.9
       Accrued liabilities                                                   16.8                (0.2)
       Other                                                                 (3.0)               (5.2)
                                                                       ------------        -------------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                              130.8                29.4

Reorganization items (excluding non-cash charges)                            (3.6)                 --
                                                                       ------------        -------------
Net Cash Provided by Operating Activities                                   127.2                29.4

Cash Flows from Investing Activities
   Purchases of property and equipment                                       (0.1)               (0.7)
   Net proceeds from settlement                                               5.3                  --
                                                                       ------------        -------------
Net Cash Provided by (Used in) Investing Activities                           5.2                (0.7)

 Cash Flows from Financing Activities
 Borrowings--net                                                           (117.5)              (38.7)
 Debt issuance costs                                                         (2.7)               (2.2)
                                                                       ------------        -------------
Net Cash Used in Financing Activities                                      (120.2)              (40.9)
                                                                       ------------        -------------

 Net Increase (Decrease) in Cash and Cash Equivalents                        12.2               (12.2)
 Cash and cash equivalents at the beginning of the period                     2.1                14.3
                                                                       ------------        -------------
 Cash and cash equivalents at the end of the period                      $   14.3            $    2.1
                                                                       ============        =============

See notes to combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO COMBINED FINANCIAL STATEMENTS.


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively, the "Debtors") filing on March 6, 2002 for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $7.7 million and $7.5 million as of April 30, 2002 and March 31, 2002, respectively, and net income was $0.1 million for the month ended April 30, 2002 and for the twenty-five day period ended March 31, 2002.

Preparation of the combined financial statements for the month ended April 30, 2002 and the twenty-five day period ended March 31, 2002, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended April 30, 2002 and the twenty-five day period ended March 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended March 31, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                            Period of
                                                             March 6      Month Ended
                                                          to March 31,     April 30,
                                                               2002           2002
                                                        --------------   ------------
          Professional and other fees                         $  2.9         $  1.3
          Write-down of deferred financing costs                 2.3              -
          Provision for rejected derivative contract             1.3              -
          Other                                                  0.7              -
                                                        --------------   ------------
                                                              $  7.2         $  1.3
                                                        ==============   ============

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO COMBINED FINANCIAL STATEMENTS.


NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended April 30, 2002 and the period ended March 31, 2002 was approximately $4.3 million and $3.6 million, respectively.


NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                          March 31, 2002        April 30, 2002
                                                         ---------------     ------------------
      Accounts payable                                     $    189.5            $    191.3
      Short-term borrowings                                     100.0                 100.0
      Salaries, wages, benefits and related taxes                89.8                  76.8
      Pension liabilities                                       183.5                 186.6
      Minimum pension liabilities                               502.3                 502.3
      Property taxes                                             46.4                  42.8
      Income taxes                                                6.7                   6.6
      Other accrued liabilities                                  62.9                  56.0
      Long-term obligations                                     611.3                 520.9
      Postretirement benefits other than pensions               464.9                 466.7
      Other long-term liabilities                                93.8                  93.8
                                                         ---------------      -----------------
                                                           $  2,351.1            $  2,243.8
                                                         ===============      =================


Included in long-term obligations as of March 31, 2002 were $90.4 million of borrowings under the Company's previously existing Credit Agreement. Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid resulting in the reduction in long-term borrowings subject to compromise subsequent to March 31. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheets.

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO COMBINED FINANCIAL STATEMENTS.


NOTE 5 -- STATEMENT OF OPERATIONS FOR THE TWENTY-FIVE DAY PERIOD
         ENDED MARCH 31, 2002

     a) Net sales represent actual steel sales as reported in daily sales records. By-product and other miscellaneous sales were estimated based on a pro rata portion of actual expenses incurred during the month.

     b) Cost of products sold, depreciation and selling, general and administrative expense were estimated based on a pro rata portion of actual expenses incurred during the month.

     c) Reorganization items include all the items of expense and loss that were realized or incurred by the Company as a result of its decision to reorganized under Chapter 11 of the Bankruptcy Code.

     d) Financing costs were calculated based on the actual expenses incurred during the period on post-petition debt. In accordance with accounting rules for reporting under bankruptcy, the Company discontinued its accrual of interest on all unsecured and undersecured pre-petition debt.

                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.      CASE NOs.: 02-08697 through 02-08738
           ----------------------------------                 -------------------------

                            SCHEDULE OF DISBURSEMENTS

                                                                              Period of March 6         Month Ended
                                                                                to March 31,             April 30,
      Case No.                                                                      2002                  2002
     ------------                                                           --------------------    ---------------------
       02-08699     National Steel Corporation (Delaware)                    $    113,711,971         $    188,638,440
       02-08697     Granite City Steel Company                                              0                        0
       02-08698     National Materials Procurement Corporation                              0                        0
       02-08738     National Steel Corporation (New York)                                   0                        0
       02-08700     American Steel Corporation                                              0                        0
       02-08704     D.W. Pipeline Corporation                                               0                        0
       02-08707     Granite Intake Corporation                                              0                        0
       02-08713     Great Lakes Steel Corporation                                           0                        0
       02-08715     The Hanna Furnace Corporation                                           0                        0
       02-08719     Hanna Ore Mining Corporation                                            0                        0
       02-08723     Ingleside Channel & Dock Co.                                            0                        0
       02-08728     Ingleside Holdings L.P.                                                 0                        0
       02-08731     Ingleside Point Corporation                                             0                        0
       02-08737     Liberty Pipe and Tube, Inc.                                             0                        0
       02-08701     Mid-Coast Minerals Corporation                                          0                        0
       02-08705     Midwest Steel Corporation                                               0                        0
       02-08710     NS Holdings Corporation                                                 0                    1,176
       02-08714     NS Land Company                                                         0                        0
       02-08717     NS Technologies, Inc.                                                   0                        0
       02-08721     NSC Realty Corporation                                                  0                        0
       02-08726     NSL, Inc.                                                       2,016,593                2,392,134
       02-08729     Natcoal, Inc.                                                           0                        0
       02-08732     National Acquisition Corporation                                        0                        0
       02-08735     National Caster Acquisition Corporation                                 0                        0
       02-08736     National Caster Operating Corporation                                   0                        0
       02-08702     National Casting Corporation                                            0                        0
       02-08706     National Coal Mining Company                                            0                        0
       02-08709     National Coating Limited Corporation                                    0                        0
       02-08711     National Coating Line Corporation                                       0                        0
       02-08716     National Mines Corporation                                              0                        0
       02-08720     National Ontario Corporation                                            0                        0
       02-08724     National Ontario II, Limited                                            0                        0
       02-08725     National Pickle Line Corporation                                        0                        0
       02-08733     National Steel Funding Corporation                                      0                        0
       02-08703     National Steel Pellet Company                                   1,750,390                4,361,478
       02-08708     Natland Corporation                                                     0                        0
       02-08712     Peter White Coal Mining Corp.                                           0                        0
       02-08718     ProCoil Corporation                                               745,698                1,018,779
       02-08722     Puritan Mining Company                                                  0                        0
       02-08727     Rostraver Corporation                                                   0                        0
       02-08730     Skar-Ore Steamship Corporation                                          0                        0
       02-08734     The Teal Lake Iron Mining Company                                       0                        0
                                                                            ---------------------    ---------------------
                                                                             $    118,224,652         $    196,412,007
                                                                            =====================    =====================